Supplement to the
Government Portfolio, Money Market Portfolio, Tax-Exempt Portfolio, Treasury Only Portfolio, and Treasury Portfolio
Class I, Class II, Class III, Class IV, Select Class, and Institutional Class
May 30, 2023
STATEMENT OF ADDITIONAL INFORMATION

Effective March 1, 2024, each fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended. The following information supplements similar information found in the "Management Contracts" section.
Under the terms of the sub-advisory agreements, FMR pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

IMM-SSTK-0424-125-1.480584.125	April 2, 2024